The Boston Trust & Walden Funds

One Beacon Street

Boston, MA 02108

Walden Asset Management Fund

Supplement dated March 1, 2019 to the

Prospectus and Summary Prospectus each dated May 1, 2018

(as previously supplemented December 18, 2018)

Effective May 1, 2019, the first paragraph under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus and page 11 of the Prospectus is replaced with the following:

The Fund will invest in a diversified portfolio of stocks, bonds and money market instruments, with at least 25% of the Fund’s assets invested in each of the following categories: (i) fixed-income securities, such as U.S. government and agency securities, corporate bonds, money market funds, and cash and (ii) domestic and foreign equity securities, such as common stocks. The Fund may invest in companies of any size, but generally focuses on large capitalization companies. The portion of the Fund invested in equity and fixed income securities will vary based on the Adviser’s assessment of the economic and market outlook and the relative attractiveness of stocks, bonds and money market instruments. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Fund will purchase fixed income securities that are primarily rated investment grade. The Fund may invest up to 25% of its assets in foreign equity and fixed income securities.

Effective May 1, 2019, the first paragraph under the heading “Principal Investment Strategies” in the discussion of Walden Asset Management Fund on page 25 of the Prospectus is replaced with the following:

Consistent with the Fund’s investment objective, the Fund:

•                  maintains an actively managed portfolio of stocks, bonds and money market instruments

•                  invests at least 25% of its assets in each category: (i) fixed- income securities and (ii) domestic and foreign equity securities

•                  invests in one or more of the following types of equity securities: common stocks, and any rights to purchase common stocks

•                  may invest in fixed-income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase, money market funds, cash and accrued income

•                  may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government including U.S. Treasury instruments

•                  purchases fixed income securities that are primarily investment grade

•                  may invest up to 25% of its assets in foreign equity and fixed income securities

Please retain this supplement with your Prospectus for future reference.

This Supplement, and the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2018, as previously supplemented on December 18, 2018,  provide relevant information for all shareholders and should be retained for future reference.  The Prospectuses and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-282-8782, extension 7050.